Synovus		Exhibit 99.2

INCOME STATEMENT DATA
(Unaudited)

(Dollars in thousands, except per share data)	Six Months Ended June 30,

	2023	2022	23 vs '22
			% Change

Interest income	$1,476,022	$869,834	70%
Interest expense	539,739	52,199	934

Net interest income	936,283	817,635	15
Provision for (reversal of) credit losses	71,035	24,088	195

Net interest income after provision for credit losses	865,248	793,547	9

Non-interest revenue:
Service charges on deposit accounts	46,451	46,030	1
Fiduciary and asset management fees	39,723	40,377	(2)
Card fees	32,884	30,846	7
Brokerage revenue	43,466	29,898	45
Mortgage banking income	8,467	9,857	(14)
Capital markets income	20,700	12,864	61
Income from bank-owned life insurance	14,140	15,722	(10)
Investment securities gains (losses), net	1,030	—	nm
Recovery of NPA	13,126	—	nm
Other non-interest revenue	25,415	17,006	49

Total non-interest revenue	245,402	202,600	21

Non-interest expense:
Salaries and other personnel expense	371,926	325,747	14
Net occupancy, equipment, and software expense	85,645	86,076	(1)
Third-party processing and other services	43,493	42,947	1
Professional fees	18,560	19,338	(4)
FDIC insurance and other regulatory fees	21,429	13,144	63
Restructuring charges (reversals)	(843)	(8,274)	nm
Loss on other loans held for sale	19,110	—	nm
Other operating expenses	69,714	75,523	(8)

Total non-interest expense	629,034	554,501	13

Income before income taxes	481,616	441,646	9
Income tax expense	105,513	92,558	14

Net income	376,103	349,088	8

Less: Net income attributable to noncontrolling interest	(166)	—	nm

Net income attributable to Synovus Financial Corp.	376,269	349,088	8

Less: Preferred stock dividends	16,581	16,581	—

Net income available to common shareholders	$359,688	$332,507	8%

Net income per common share, basic	$2.46	$2.29	8%

Net income per common share, diluted	2.45	2.27	8

Cash dividends declared per common share	0.76	0.68	12

Return on average assets *	1.26%	1.24%	2	bps
Return on average common equity *	17.28	15.28	200

Weighted average common shares outstanding, basic	145,957	145,301	—%
Weighted average common shares outstanding, diluted	146,644	146,489	—

nm - not meaningful
bps - basis points
* - ratios are annualized
Amounts may not total due to rounding

Synovus

INCOME STATEMENT DATA
(Unaudited)

(Dollars in thousands, except per share data)	2023		2022			Second Quarter

	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	'23 vs '22
						% Change

Interest income	$759,143	716,879	654,654	551,299	453,772	67%
Interest expense	303,612	236,128	153,308	73,380	28,384	970

Net interest income	455,531	480,751	501,346	477,919	425,388	7
Provision for (reversal of) credit losses	38,881	32,154	34,884	25,581	12,688	206

Net interest income after provision for credit losses	416,650	448,597	466,462	452,338	412,700	1

Non-interest revenue:
Service charges on deposit accounts	23,477	22,974	23,639	23,398	23,491	—
Fiduciary and asset management fees	20,027	19,696	18,836	19,201	20,100	—
Card fees	17,059	15,824	15,887	15,101	16,089	6
Brokerage revenue	20,908	22,558	19,996	17,140	15,243	37
Mortgage banking income	4,609	3,858	2,554	5,065	3,904	18
Capital markets income	6,975	13,725	6,998	6,839	7,393	(6)
Income from bank-owned life insurance	6,878	7,262	7,206	6,792	9,165	(25)
Investment securities gains (losses), net	—	1,030	—	—	—	nm
Recovery of NPA	—	13,126	—	—	—	nm
Other non-interest revenue	12,343	13,073	7,323	10,762	1,881	556

Total non-interest revenue	112,276	133,126	102,439	104,298	97,266	15

Non-interest expense:
Salaries and other personnel expense	183,001	188,924	182,629	173,334	161,063	14
Net occupancy, equipment, and software expense	42,785	42,860	45,192	43,462	43,199	(1)
Third-party processing and other services	21,659	21,833	23,130	22,539	21,952	(1)
Professional fees	9,597	8,963	11,096	6,755	10,865	(12)
FDIC insurance and other regulatory fees	11,162	10,268	8,232	7,707	6,894	62
Restructuring charges (reversals)	(110)	(733)	(2,372)	956	(1,850)	(94)
Loss on other loans held for sale	2,360	16,750	—	—	—	nm
Other operating expenses	36,727	32,987	41,089	39,257	39,928	(8)

Total non-interest expense	307,181	321,852	308,996	294,010	282,051	9

Income before income taxes	221,745	259,871	259,905	262,626	227,915	(3)
Income tax expense	47,801	57,712	54,135	59,582	49,863	(4)

Net income	173,944	202,159	205,770	203,044	178,052	(2)

Less: Net income attributable to noncontrolling interest	(166)	—	—	—	—	nm

Net income attributable to Synovus Financial Corp.	174,110	202,159	205,770	203,044	178,052	(2)

Less: Preferred stock dividends	8,291	8,291	8,291	8,291	8,291	—

Net income available to common shareholders	$165,819	193,868	197,479	194,753	169,761	(2)%

Net income per common share, basic	$1.13	1.33	1.36	1.34	1.17	(3)%

Net income per common share, diluted	1.13	1.32	1.35	1.33	1.16	(3)

Cash dividends declared per common share	0.38	0.38	0.34	0.34	0.34	12

Return on average assets *	1.15%	1.36	1.38	1.39	1.26	(11)	bps
Return on average common equity *	15.45	19.23	20.93	18.66	16.48	(103)

Weighted average common shares outstanding, basic	146,113	145,799	145,467	145,386	145,328	1%
Weighted average common shares outstanding, diluted	146,550	146,727	146,528	146,418	146,315	—

nm - not meaningful
bps - basis points
* - ratios are annualized
Amounts may not total due to rounding

Synovus

BALANCE SHEET DATA	June 30, 2023	December 31, 2022	June 30, 2022

(Unaudited)

(In thousands, except share data)

ASSETS
Cash and due from banks	$576,148	$624,097	$583,323
Interest-bearing funds with Federal Reserve Bank	1,391,961	1,280,684	1,023,030
Interest earning deposits with banks	50,254	34,632	29,139
Federal funds sold and securities purchased under resale agreements	35,788	38,367	29,568
Cash, cash equivalents, and restricted cash	2,054,151	1,977,780	1,665,060

Investment securities available for sale, at fair value	9,621,175	9,678,103	9,889,850
Loans held for sale (includes $62,616, $51,136 and $76,864 measured at fair value, respectively)	514,450	391,502	917,679

Loans, net of deferred fees and costs	44,353,537	43,716,353	41,204,780
Allowance for loan losses	(471,238)	(443,424)	(407,837)
Loans, net	43,882,299	43,272,929	40,796,943

Cash surrender value of bank-owned life insurance	1,100,114	1,089,280	1,078,703
Premises, equipment, and software, net	365,443	370,632	383,060
Goodwill	475,573	452,390	452,390
Other intangible assets, net	61,538	27,124	31,360
Other assets	2,580,848	2,471,638	2,167,700
Total assets	$60,655,591	$59,731,378	$57,382,745

LIABILITIES AND EQUITY
Liabilities:
Deposits:
Non-interest-bearing deposits	$13,565,602	$15,639,899	$16,876,710
Interest-bearing deposits	36,514,790	33,231,660	32,157,990

Total deposits	50,080,392	48,871,559	49,034,700

Federal funds purchased and securities sold under repurchase agreements	83,384	146,588	345,242
Other short-term borrowings	1,461	603,384	255,018
Long-term debt	4,021,411	4,109,597	1,804,104
Other liabilities	1,661,175	1,524,449	1,359,243
Total liabilities	55,847,823	55,255,577	52,798,307

Equity:
Shareholders' equity:
Preferred stock - no par value. Authorized 100,000,000 shares; issued 22,000,000	537,145	537,145	537,145
Common stock - $1.00 par value. Authorized 342,857,143 shares; issued 170,808,134, 170,141,492 and 170,012,527 respectively; outstanding 146,153,276, 145,486,634 and 145,357,669 respectively	170,808	170,141	170,013
Additional paid-in capital	3,933,548	3,920,346	3,908,118
Treasury stock, at cost; 24,654,858 shares	(944,484)	(944,484)	(944,484)
Accumulated other comprehensive income (loss), net	(1,395,175)	(1,442,117)	(1,026,705)
Retained earnings	2,480,686	2,234,770	1,940,351
Total Synovus Financial Corp. shareholders’ equity	4,782,528	4,475,801	4,584,438
Noncontrolling interest in subsidiary	25,240	—	—
Total equity	4,807,768	4,475,801	4,584,438
Total liabilities and equity	$60,655,591	$59,731,378	$57,382,745

Synovus
AVERAGE BALANCES, INTEREST, AND YIELDS/RATES
(Unaudited)
	Second Quarter 2023			First Quarter 2023			Second Quarter 2022
(dollars in thousands)	Average Balance	Interest	Yield/ Rate	Average Balance	Interest	Yield/ Rate	Average Balance	Interest	Yield/ Rate
Assets
Interest earning assets:
Commercial loans (1) (2) (3)	$35,628,637	$566,823	6.38%	$35,030,809	$526,529	6.10%	$31,870,387	$308,442	3.88%
Consumer loans (1) (2)	8,470,478	104,545	4.94	8,762,631	104,147	4.78	8,720,488	83,826	3.86
Less: Allowance for loan losses	(466,700)	—	—	(445,192)	—	—	(415,372)	—	—
Loans, net	43,632,415	671,368	6.17	43,348,248	630,676	5.89	40,175,503	392,268	3.92
Investment securities available for sale	11,200,717	60,421	2.16	11,293,958	61,054	2.16	11,153,091	50,312	1.81
Trading account assets	21,328	309	5.80	11,338	124	4.39	11,987	73	2.44
Other earning assets(4)	1,446,425	18,081	4.95	1,513,800	17,212	4.55	813,028	1,660	0.81
FHLB and Federal Reserve Bank stock	280,248	4,301	6.14	306,935	3,355	4.37	179,837	1,820	4.05
Mortgage loans held for sale	54,603	852	6.24	36,497	566	6.20	85,299	921	4.32
Other loans held for sale	546,224	4,949	3.58	443,690	5,011	4.52	725,762	7,678	4.19
Total interest earning assets	57,181,960	$760,281	5.33%	56,954,466	$717,998	5.11%	53,144,507	$454,732	3.43%
Cash and due from banks	646,066			643,502			538,647
Premises and equipment	369,039			370,275			385,457
Other real estate	—			—			11,439
Cash surrender value of bank-owned life insurance	1,095,866			1,091,080			1,077,231
Other assets(5)	1,222,146			1,074,238			1,379,659
Total assets	$60,515,077			$60,133,561			$56,536,940
Liabilities and Equity
Interest-bearing liabilities:
Interest-bearing demand deposits	$9,891,375	$41,803	1.70%	$9,091,166	$23,221	1.04%	$9,513,334	$3,598	0.15%
Money market accounts	13,468,210	85,397	2.54	14,395,050	72,615	2.05	15,328,395	6,850	0.18
Savings deposits	1,276,040	281	0.09	1,370,173	211	0.06	1,506,195	72	0.02
Time deposits	4,866,221	39,551	3.26	3,601,288	21,496	2.42	2,829,684	1,688	0.24
Brokered deposits	6,342,751	74,748	4.73	5,553,970	56,392	4.12	2,878,536	6,293	0.88
Federal funds purchased and securities sold under repurchase agreements	88,591	351	1.57	133,360	670	2.01	246,737	219	0.35
Other short-term borrowings	455,050	5,566	4.84	1,677,519	18,994	4.53	480,999	896	0.74
Long-term debt	3,821,126	55,915	5.82	3,148,062	42,529	5.41	878,413	8,768	3.99
Total interest-bearing liabilities	40,209,364	$303,612	3.03%	38,970,588	$236,128	2.46%	33,662,293	$28,384	0.33%
Non-interest-bearing demand deposits	13,874,482			15,014,224			16,959,850
Other liabilities	1,556,863			1,522,827			1,245,116
Total equity	4,874,368			4,625,922			4,669,681
Total liabilities and equity	$60,515,077			$60,133,561			$56,536,940
Net interest income and net interest margin, taxable equivalent (6)		$456,669	3.20%		$481,870	3.43%		$426,348	3.22%
Less: taxable-equivalent adjustment		1,138			1,119			960
Net interest income		$455,531			$480,751			$425,388

(1)Average loans are shown net of deferred fees and costs. NPLs are included.
(2)Interest income includes net loan fees as follows: Second Quarter 2023 — $11.3 million, First Quarter 2023 — $11.5 million, and Second Quarter 2022 — $13.0 million.
(3)Reflects taxable-equivalent adjustments, using the statutory federal tax rate of 21%, in adjusting interest on tax-exempt loans to a taxable-equivalent basis.
(4)Includes interest-bearing funds with Federal Reserve Bank, interest earning deposits with banks, and federal funds sold and securities purchased under resale agreements.
(5)Includes average net unrealized gains/(losses) on investment securities available for sale of $(1.46) billion, $(1.52) billion, and $(923.1) million for the Second Quarter 2023, First Quarter 2023, and Second Quarter 2022, respectively.
(6)The net interest margin is calculated by dividing annualized net interest income-taxable equivalent by average total interest earning assets.

Synovus
AVERAGE BALANCES, INTEREST, AND YIELDS/RATES
(Unaudited)
	Six Months Ended June 30,
	2023			2022
(dollars in thousands)	Average Balance	Interest	Yield/ Rate	Average Balance	Interest	Yield/ Rate
Assets
Interest earning assets:
Commercial loans (1) (2) (3)	$35,331,375	$1,093,352	6.24%	$31,316,646	$589,029	3.79%
Consumer loans (1) (2)	8,615,748	208,693	4.87	8,657,598	165,194	3.83
Less: Allowance for loan losses	(456,005)			(419,639)
Loans, net	43,491,118	1,302,045	6.03	39,554,605	754,223	3.84
Investment securities available for sale	11,247,080	121,475	2.16	11,206,150	97,562	1.74
Trading account assets	16,360	434	5.30	10,540	112	2.13
Other earning assets(4)	1,479,926	35,292	4.74	1,363,223	2,475	0.36
FHLB and Federal Reserve Bank stock	293,518	7,656	5.22	170,006	2,505	2.95
Mortgage loans held for sale	45,600	1,418	6.22	94,542	1,803	3.81
Other loans held for sale	495,240	9,960	4.00	661,768	12,978	3.90
Total interest earning assets	57,068,842	$1,478,280	5.22%	53,060,834	$871,658	3.31%
Cash and due from banks	644,791			543,638
Premises and equipment	369,654			392,079
Other real estate	—			11,598
Cash surrender value of bank-owned life insurance	1,093,486			1,074,076
Other assets(5)	1,148,600			1,613,313
Total assets	$60,325,373			$56,695,538
Liabilities and Equity
Interest-bearing liabilities:
Interest-bearing demand deposits	$9,493,481	$65,024	1.38%	$9,531,330	$5,970	0.13%
Money market accounts	13,929,069	158,012	2.29	15,685,030	12,199	0.16
Savings deposits	1,322,846	491	0.07	1,483,547	139	0.02
Time deposits	4,237,249	61,047	2.91	2,919,242	3,826	0.26
Brokered deposits	5,950,539	131,141	4.44	2,833,580	10,026	0.71
Federal funds purchased and securities sold under repurchase agreements	110,852	1,021	1.83	220,689	230	0.21
Other short-term borrowings	1,062,908	24,559	4.60	244,202	896	0.73
Long-term debt	3,486,453	98,444	5.63	930,131	18,913	4.07
Total interest-bearing liabilities	39,593,397	$539,739	2.75%	33,847,751	$52,199	0.31%
Non-interest-bearing demand deposits	14,441,205			16,727,040
Other liabilities	1,539,939			1,195,043
Total equity	4,750,832			4,925,704
Total liabilities and equity	$60,325,373			$56,695,538
Net interest income, taxable equivalent net interest margin (6)		$938,541	3.32%		$819,459	3.11%
Less: taxable-equivalent adjustment		2,258			1,824
Net interest income		$936,283			$817,635

(1)Average loans are shown net of deferred fees and costs. NPLs are included.
(2)Interest income includes net loan fees as follows: 2023 — $22.8 million and 2022 — $33.7 million.
(3)Reflects taxable-equivalent adjustments, using the statutory federal tax rate of 21%, in adjusting interest on tax-exempt loans to a taxable-equivalent basis.
(4)Includes interest-bearing funds with Federal Reserve Bank, interest earning deposits with banks, and federal funds sold and securities purchased under resale agreements.
(5)Includes average net unrealized gains/(losses) on investment securities available for sale of $(1.49) billion and $(587.1) million for the six months ended June 30, 2023 and 2022, respectively.
(6)The net interest margin is calculated by dividing annualized net interest income-taxable equivalent by average total interest earning assets.

Synovus
LOANS OUTSTANDING BY TYPE
(Unaudited)	Total Loans	Total Loans	Linked Quarter	Total Loans	Year/Year
(Dollars in thousands)

Loan Type	June 30, 2023	March 31, 2023	% Change	June 30, 2022	% Change
Commercial, Financial, and Agricultural	$14,166,890	$14,201,398	—%	$13,018,089	9%
Owner-Occupied	8,364,342	8,398,778	—	7,760,236	8
Total Commercial & Industrial	22,531,232	22,600,176	—	20,778,325	8
Multi-Family	3,597,497	3,374,129	7	2,547,706	41
Hotels	1,771,381	1,737,163	2	1,597,930	11
Office Buildings	3,031,806	3,071,236	(1)	2,680,399	13
Shopping Centers	1,329,492	1,332,078	—	1,458,902	(9)
Warehouses	1,068,734	1,020,921	5	811,738	32
Other Investment Property	1,471,356	1,441,303	2	1,311,373	12
Total Investment Properties	12,270,266	11,976,830	2	10,408,048	18
1-4 Family Construction	205,459	201,896	2	234,379	(12)
1-4 Family Investment Mortgage	410,267	394,754	4	407,476	1
Total 1-4 Family Properties	615,726	596,650	3	641,855	(4)
Commercial Development	60,910	63,004	(3)	109,764	(45)
Residential Development	98,229	106,872	(8)	156,816	(37)
Land Acquisition	248,767	253,399	(2)	186,934	33
Land and Development	407,906	423,275	(4)	453,514	(10)
Total Commercial Real Estate	13,293,898	12,996,755	2	11,503,417	16
Consumer Mortgages	5,379,284	5,246,640	3	5,124,523	5
Home Equity	1,773,987	1,757,250	1	1,579,218	12
Credit Cards	187,677	184,595	2	194,290	(3)
Other Consumer Loans	1,187,459	1,259,523	(6)	2,025,007	(41)
Total Consumer	8,528,407	8,448,008	1	8,923,038	(4)
Total	$44,353,537	$44,044,939	1%	$41,204,780	8%

NON-PERFORMING LOANS COMPOSITION
(Unaudited)	Total Non-performing Loans	Total Non-performing Loans	Linked Quarter	Total Non-performing Loans	Year/Year
(Dollars in thousands)

Loan Type	June 30, 2023	March 31, 2023	% Change	June 30, 2022	% Change
Commercial, Financial, and Agricultural	$144,415	$94,196	53%	$48,601	197%
Owner-Occupied	22,197	25,591	(13)	11,398	95
Total Commercial & Industrial	166,612	119,787	39	59,999	178
Multi-Family	1,748	1,806	(3)	2,598	(33)
Office Buildings	28,024	190	nm	1,796	nm
Shopping Centers	699	727	(4)	750	(7)
Warehouses	218	222	(2)	924	(76)
Other Investment Property	664	668	(1)	1,302	(49)
Total Investment Properties	31,353	3,613	768	7,370	325
1-4 Family Construction	632	—	nm	55	nm
1-4 Family Investment Mortgage	3,525	3,515	—	3,063	15
Total 1-4 Family Properties	4,157	3,515	18	3,118	33
Commercial Development	—	—	nm	432	(100)
Residential Development	267	267	—	399	(33)
Land Acquisition	871	886	(2)	1,093	(20)
Land and Development	1,138	1,153	(1)	1,924	(41)
Total Commercial Real Estate	36,648	8,281	343	12,412	195
Consumer Mortgages	41,877	39,536	6	22,857	83
Home Equity	9,936	7,967	25	8,100	23
Other Consumer Loans	6,433	6,889	(7)	5,656	14
Total Consumer	58,246	54,392	7	36,613	59
Total	$261,506	$182,460	43%	$109,024	140%

Synovus

CREDIT QUALITY DATA
(Unaudited)
(Dollars in thousands)	2023		2022			Second Quarter

	Second	First	Fourth	Third	Second	'23 vs '22
	Quarter	Quarter	Quarter	Quarter	Quarter	% Change

Non-performing Loans (NPLs)	$261,506	182,460	128,061	122,094	109,024	140%
Impaired Loans Held for Sale	—	—	—	447	—	nm
Other Real Estate and Other Assets	—	—	15,320	15,320	26,759	(100)

Non-performing Assets (NPAs)	261,506	182,460	143,381	137,861	135,783	93

Allowance for Loan Losses (ALL)	471,238	457,010	443,424	421,359	407,837	16
Reserve for Unfunded Commitments	55,729	57,473	57,455	57,936	50,559	10

Allowance for Credit Losses (ACL)	526,967	514,483	500,879	479,295	458,396	15

Net Charge-Offs - Quarter	26,396	18,550	13,300	4,682	16,565
Net Charge-Offs - YTD	44,947	18,550	53,156	39,856	35,174
Net Charge-Offs / Average Loans - Quarter (1)	0.24%	0.17	0.12	0.04	0.16
Net Charge-Offs / Average Loans - YTD (1)	0.20	0.17	0.13	0.13	0.18
NPLs / Loans	0.59	0.41	0.29	0.29	0.26
NPAs / Loans, ORE and specific other assets	0.59	0.41	0.33	0.32	0.33
ACL/Loans	1.19	1.17	1.15	1.13	1.11
ALL/Loans	1.06	1.04	1.01	0.99	0.99

ACL/NPLs	201.51	281.97	391.13	392.56	420.45
ALL/NPLs	180.20	250.47	346.26	345.11	374.08

Past Due Loans over 90 days and Still Accruing	$3,643	3,529	3,373	3,443	2,251	62
As a Percentage of Loans Outstanding	0.01%	0.01	0.01	0.01	0.01

Total Past Due Loans and Still Accruing	$84,946	55,053	65,568	63,545	56,160	51
As a Percentage of Loans Outstanding	0.19%	0.12	0.15	0.15	0.14

(1) Ratio is annualized.

SELECTED CAPITAL INFORMATION (1)
(Unaudited)
(Dollars in thousands)
	June 30, 2023	December 31, 2022	June 30, 2022

Common Equity Tier 1 Capital Ratio	9.85%	9.63	9.46
Tier 1 Capital Ratio	10.88	10.68	10.56
Total Risk-Based Capital Ratio	12.79	12.54	12.43
Tier 1 Leverage Ratio	9.23	9.07	9.03
Total Synovus Financial Corp. shareholders' equity as a Percentage of Total Assets	7.88	7.49	7.99
Tangible Common Equity Ratio (2) (4)	6.17	5.84	6.26
Book Value Per Common Share (3)	$29.05	27.07	27.84
Tangible Book Value Per Common Share (2)	25.37	23.78	24.52

(1) Current quarter regulatory capital information is preliminary.
(2) Excludes the carrying value of goodwill and other intangible assets from common equity and total assets.
(3) Book Value Per Common Share consists of Total Synovus Financial Corp. shareholders’ equity less Preferred stock divided by total common shares outstanding.
(4) See "Non-GAAP Financial Measures" for applicable reconciliation.